Exhibit 10.60

CONTRACT AMENDMENT

BUSINESS:	NewLink Genetics Corporation
MASTER CONTRACT #:	06-54
FUNDING AGREEMENT#	06-HQJC-017
AMENDMENT #:	Two
EFFECTIVE DATE:	August 19, 2010

THIS CONTRACT AMENDMENT is made by and between the IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT, (hereafter “Department” or “IDED”), 200 East Grand Avenue, Des Moines, Iowa 50309, an agency of the State of Iowa and NewLink Genetics Corporation (hereafter “Business”), a Delaware corporation, 2901 South Loop Drive, Suite 3900, Ames, Iowa 50010.

WHEREAS, Business requested an extension of the Project Completion Date, and

WHEREAS, the IDED Board approved a one (1) year extension, effective as of the Effective Date stated above, and

NOW, THEREFORE, the Contract referenced above is amended as follows:

6.              REVISION OF ARTICLE 3.1, “PROJECT COMPLETION DATE.”  The definition of “Project Completion Date” in Article 3.1 is amended as follows:

“Project Completion Date” means March 18, ~~2010~~ 2011 as stated in Exhibit C, Description of the Project and Award Budget. The Project Completion Date is the date by which all Project activities shall be satisfactorily completed.

7.              REVISION OF HQJC FUNDING AGREEMENT ARTICLE 4.1 “JOB OBLIGATIONS.”
Article 4.1 is amended as follows:

The Business’s Job Obligations are as detailed in Master Contract Exhibit D, “Job Obligations.”
The Business shall create the Project Jobs by March 18, 2010.  The Business shall maintain the Project Jobs for a period of at least two (2) years beyond the Project Creation Period, for a total contract duration of ~~5~~7 years.

8.              REVISION OF HQJC FUNDING AGREEMENT ARTICLE 4.2 “QUALIFYING INVESTMENT.”  Article 4.2 is amended as follows:

By March 18, ~~2010~~ 2011, the Business shall make a qualifying investment of $2,000,000. A “qualifying investment” means an investment in real property including the purchase price of land and existing buildings and structures; site preparation; improvements to real property; building construction; long-term lease costs; and/or depreciable assets.

9.              REVISION OF HQJC FUNDING AGREEMENT ARTICLE 4.5 “ADDITIONAL CONDITIONS.”  Article 4.5 is amended as follows:

Even though the 25,000-28,000 build-to-suit facility is not being included in the project, Newlink Genetics will be required to finalize the lease terms and occupy the facility by March 18, ~~2010~~ 2011.  Failure to do so will result in an event of non-compliance and NewLink Genetics will be required to re-pay all or a part of the benefits received through the High Quality Job Creation Program award.

10.       REVISION OF EXHIBIT C, “DESCRIPTION OF THE PROJECT AND AWARD BUDGET.” Exhibit C is amended to revise the Project Completion Date. Details of this change are reflected in the attached Revised Exhibit C which is hereby incorporated by this reference and made a part of this Contract Amendment.

Except as otherwise revised above, the terms, provisions, and conditions of Contract Number 06-54 remain unchanged and are in full force and effect:

FOR BUSINESS:	FOR IDED:

SIGNATURE	Bret Mills, Director	DATE

PRINT/TYPE NAME, TITLE

FOR COMMUNITY:

SIGNATURE

PRINT/TYPE NAME, TITLE

DESCRIPTION OF THE PROJECT AND AWARD BUDGET
(Exhibit C)

Name of Business:	NewLink Genetics Corporation

Contract Number:	06-54

PROJECT DESCRIPTION

NewLink Genetics Corporation will develop a campus for its operations at the ISU Research park in Ames, Iowa. The project involves purchases of manufaturing machinery and equipment and research and development. NewLink Genetics Corp. will create 45 full-time equivelant (FTE) jobs as a result of this project.

Project Completion Date:	~~March 18, 2010~~March 18, 2011
Job Maintenance Period:	~~March 18, 2012~~March 18, 2013

AWARD BUDGET

SOURCE OF FUNDS	Amount		USE OF FUNDS	Cost
IDED Programs
HQJC Program Benefits	*see below		*Mfg Machinery and Equipment	$2,000,000
			Research and Development	$20,000,000
City of Ames	$200,000	Forgivable loan
AEDC	$200,000	Forgivable loan
NewLink Genetics Corp.	$21,600,000

SUB TOTAL	$22,000,000		SUBTOTAL	$22,000,000
	* included as capital investment if aw arded tax credit program

SUB TOTAL	$0		SUB TOTAL	$0
TOTAL ALL FUNDS	$22,000,000			$22,000,000

*HQJC Program Benefits	$414,200 (estimated value)

~~Jan. 06~~Apr. 09